UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Slam Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40094	98-1211848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Fifth Avenue New York, New York	10110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 762-8580

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	SLAMU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	SLAM	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SLAMW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Slam Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K for its initial public offering on February 25, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of February 25, 2021 (the “IPO Balance Sheet”) as further described below.

This First Amendment on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s IPO Balance Sheet, to (i) reclassify the Company’s temporary and permanent equity and (ii) the warrants as derivative liabilities.

Background of Restatement

The Company has reevaluated the Company’s application of ASC 480-10-S99 to its accounting classification of the Class A ordinary shares, par value $0.0001 per share, (the “Class A ordinary shares”) issued as part of the units sold in the Company’s IPO on February 25, 2021. Upon the Company’s initial public offering (“IPO”), the Company classified a portion of the Class A ordinary shares as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. The Company revised this interpretation to include temporary equity in net tangible assets. As a result, the Company’s management (the “Management”) corrected the error by restating all Class A ordinary shares subject to redemption as temporary equity and to reflect the classification of the Company’s warrants (including the redeemable warrants that were included in the units issued by the Company in its initial public offering and the warrants issued to the Company’s sponsor in a private placement that closed concurrently with the Company’s initial public offering) as derivative liabilities in accordance with ASC Topic 815. The Company had previously classified its warrants and a portion the shares of its Class A common stock as permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

On December 20, 2021, the Company’s Management and the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that due to a reclassification of the Company’s temporary and permanent equity, the Company’s previously issued (i) audited balance sheet as of February 25, 2021 included in the Original Form 8-K, filed with the SEC on March 3, 2021; (ii) unaudited interim financial statements for the quarterly period ended March 31, 2021, initially reported in the Company’s Form 10-Q for the quarterly period ended March 31, 2021, filed with the Securities and Exchange Commission on May 26, 2021, (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021; and (iv) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (collectively, the “Affected Periods”), should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A.

As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form 8-K/A and restating its financial statements for the Affected Periods in an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 filed on February 11, 2022 (the “Form 10-Q/A”).

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The financial statements and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon. On December 23, 2021, the Company filed a Current Report on Form 8-K disclosing the Management’s and the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of February 25, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of February 25, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its IPO. As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see the Form 10-Q/A.

Item 8.01.	Other Events.

On February 25, 2021, the Company consummated its IPO of 57,500,000 units (the “Units”) at an offering price of $10.00 per Unit, including 7,500,000 Units as a result of the underwriters’ exercise in full of their over-allotment option, with each Unit consisting of one Class A ordinary share and one-fourth of one redeemable warrant of the Company (the “Public Warrants”), and a private placement with Slam Sponsor, LLC (the “Sponsor”) of 11,333,333 private placement warrants at a price of $1.50 per warrant as a result of the underwriters’ exercise in full of their over-allotment option (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $575,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account that may be released to pay income taxes, if any, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights.

An audited balance sheet as of February 25, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet dated February 25, 2021

104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2022

SLAM CORP.

By:	/s/ Himanshu Gulati
Name:	Himanshu Gulati
Title:	Chairman